Exhibit 10.3

                             SUBSCRIPTION AGREEMENT


     Subscription  Agreement,   dated  as  of  July  9,  2001,  among  NetWolves
Corporation, a New York corporation (the "Company"), Pequot Partners Fund, L.P., and Pequot International Fund, Inc. (the "Purchasers").

     WHEREAS, the Purchaser desires to subscribe for, and the Company desires to issue to the Purchasers, units (the "Units"), each Unit consisting of 20,000 shares of common stock (the "common stock") all upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual premises, covenants, representations and warranties herein contained, it is hereby agreed as follows:

     1. Subscription Price; Issuance.

     In reliance on the representations and warranties contained herein and subject to the terms and conditions hereof, the Purchasers hereby subscribe for 60 Units and concurrently with delivery hereof have paid to the Company an amount equal to $50,000 per Unit or $3,000,000 in the aggregate, in immediately available funds upon the execution and delivery of this Agreement, and the Company will issue upon the closing as contemplated by the Memorandum (as hereinafter defined) to the Purchasers 20,000 shares of common stock for each Unit or an aggregate of 1,200,000 shares of common stock.

     2. Representations and Warranties of the Company.

     The Company represents and warrants to the Purchasers as follows:

     2.1. Corporate Status. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated with full corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

     2.2. Authority of Agreement. The Company has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and this Agreement constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies. The issuance of these shares are not and will not be subject to preemptive rights or right of first refusal that have not been properly waived or complied with.
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     2.3.  No  Conflicts.  The  execution,  delivery  and  performance  of  this
Agreement and the other instruments and agreements to be executed, delivered and
performed  by  the  Company   pursuant  hereto  and  the   consummation  of  the
transactions contemplated hereby and thereby by the Company do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws of the Company or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Company or its assets may be bound or subject. The Company is not in violation of or (with or without notice or lapse of time or both) in default under, any material term or provision of its Certificate of Incorporation or By-Laws or any
indenture,  loan  or  credit  agreement,  note  agreement,   mortgage,  security
agreement  or  other  agreement,  lease  or  other  instrument,   commitment  or
arrangement to which the Company is a party or by which the Company's assets are bound.

     2.4 Fully Paid and Non-Assessable. Upon issuance of the Units and payment therefor pursuant to the terms hereof, each Share shall be validly issued, fully paid and non-assessable.

     2.5 Certificate and Bylaws. The copies of the Certificate of Incorporation and Bylaws of the Company which have been delivered to (or made available for inspection by) the Purchaser prior to the execution of this Agreement are true and complete and have not been amended or repealed.

     2.6 Qualification. The Company is duly qualified as a foreign corporation and in good standing in the State of Florida. The Company is not qualified to do business as a foreign corporation in any other jurisdiction and the failure to be so qualified would not have a material and adverse effect on the business, assets, property, or financial condition of the Company ("Material Adverse Effect").

     2.7 Capital Stock.

     (a) As of the Closing Date, the authorized capital stock of the Company will consist of (i) 2,000,000 shares of preferred stock, par value $.0033 per share, none of which are issued and outstanding; and, (ii) 50,000,000 shares of Common Stock of which 9,142,638 are issued and outstanding prior to giving effect to the transaction contemplated by this Agreement and prior to giving effect to the issuance of any shares of Common Stock pursuant to the exercise of outstanding options and warrants, and the Company will have no authority under its Certificate of Incorporation to issue any other capital stock. All such outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

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     (b) As of the Closing  Date,  the Company has reserved a total of 6,918,000 shares of Common Stock for issuance upon the exercise of stock options or purchase rights granted under its stock plans or under other stock option agreements or warrants.

     (c) Except as contemplated by this Agreement and as set forth in the Memorandum and SEC filings, the Company has no outstanding subscription, option, warrant, right of first refusal, preemptive right, call, contract, demand, commitment, convertible security or other instrument, agreement or arrangement of any character or nature whatever under which the Company is or may be obligated to issue common stock, preferred stock or other equity security of any kind.

     2.8 Binding Obligations.

     (a) This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally, and by general equitable principles.

     (b) The Units and underlying shares of common stock are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and free and clear of all liens and restrictions, other than liens that might have been created or suffered by any Purchaser with respect to its Units and restrictions imposed by the Securities Act, state securities laws or this Agreement.

     2.9 Securities Laws. Subject to the accuracy of the representations and warranties contained in Section 3, the offer, issue and sale of the Units and underlying common stock are and will be exempt from registration and prospectus delivery requirements of the Securities Act, are and will be exempt from qualification under Florida Securities Law and are and will be issued in compliance with all applicable federal and state securities laws.

     2.10 Financial Statements. Included in the Form 10-Q for the nine months ended March 31, 2001 are the Company's unaudited balance sheet (the "Balance Sheet") as of March 31, 2001 ("Form 10-Q") (the "Balance Sheet Date"), and the unaudited statement of operations for the nine-month period then ended. Included in the 2000 Annual Report are the Company's audited balance sheets as of June 30, 2000 and the audited statements of operations, cash flow and changes of stockholders' equity for the period then ended, together with the related report of Richard A. Eisner & Company, LLP, independent certified public accountants. The foregoing financial statements (i) are complete and correct in all material respects and are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the Balance Sheet Date and other dates therein specified and the results of operations and changes in financial position of the Company for the periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods, except that the unaudited financial statements are subject to year-end audit adjustments and do not contain complete footnotes or statement of stockholders' equity. The


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Company, or its subsidiaries, has no liabilities or obligations, either acquired or absolute, contingent or otherwise, which are not reflected or provided for in the financial statements except liabilities not in excess of $100,000 in the aggregate arising after the Balance Sheet Date which were incurred in the ordinary course of business.

     2.11 Changes. Since the Balance Sheet Date, except as disclosed in the Form 10-Q or Private Placement Memorandum, there has been no event which would have a Material Adverse Effect. Since the Balance Sheet Date, except as disclosed in the Form 10-Q or in the Private Placement Memorandum, the Company has not (a) mortgaged, pledged or subjected to lien any of its material assets, tangible or intangible, (b) sold, transferred or leased a material portion of its assets,
(c) cancelled or compromised any material debt or claim, or waived or released any right, of material value, (d) suffered any physical damage, destruction or loss (whether or not covered by insurance) having a material effect, (e) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding equity securities, or (f) suffered or experienced any material adverse change or loss in its business other than its continuing losses from operations.

     2.12 Material Agreements of the Company. The Company is not a party to or otherwise bound by any written or oral agreement, instrument or arrangement that is material to the Company except for those agreements included as exhibits to the 2000 Annual Report or the Form 10-Q or as set forth in the Private Placement Memorandum ("Material Contracts"). The Company has furnished or made available to each Purchaser true and complete copies of all such agreements and all other agreements, instruments and other documents requested by any Purchaser or its authorized representative. The Company is not in default of any Material Contract.

     2.13 Litigation. Except as disclosed in the 10-Q, there is no action pending and, to the best knowledge of the Company, there is no material action threatened against the Company or its properties or assets. The Company is not in default with respect to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental entity. The litigations disclosed in the 10-Q will not have a Material Adverse Effect.

     2.14 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement. The Company agrees to indemnify and hold harmless the Purchaser from any damages they incur as a result of any claims for such fees, commissions or charges.

     2.15 Disclosure. The representations and warranties of the Company contained herein, when read together with the Private Offering Memorandum, the Form 10-Q and the 2000 Annual Report do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

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     2.16 Intellectual Property.

     (a) To the best of the Company's knowledge (after due inquiry of all officers of the Company), the Company has sufficient title to and ownership of or rights to all patents, patent rights, patent applications, inventions, trademarks, service marks, trade names, copyrights and information, proprietary rights and processes necessary for the conduct of its business, and the use by the Company of the foregoing does not conflict with or constitute an infringement of the rights of others. The Company has sufficient licenses, permits and other governmental authorizations required for the conduct of its business as currently conducted and is not in default with respect thereto, except as the failure to have any such license, permit or authorization or any default with respect thereto would not have a Material Adverse Effect.

     (b) The Company has not received any communications alleging that it has violated, has no knowledge that the Company has violated, or by conducting its business, the Company will not, to the best of its knowledge, violate, any of the patents, patent applications, inventions, trademarks, service marks, trade names, copyrights or trade secrets, confidential information, proprietary rights or processes of any other person.

     2.17 Retirement Obligations. Except for a non-contributory 401(k) plan, the Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended.

     2.18 No Governmental Consent or Approval Required. Based in part on the representations made by the Purchaser in Section 3 of this Agreement, no authorization, consent, approval or other order of, declaration to, or registration, qualification, designation or filing with, any federal, state or local governmental agency or body is required by or from the Company for the valid and lawful authorization, execution and delivery by the Company of this Agreement or any other agreement entered into by the Company in connection with this Agreement, and consummation of the transactions contemplated hereby or thereby, or for the valid and lawful authorization, issuance, sale and delivery of the Units or for the valid and lawful authorization, reservation, issuance, sale and delivery of the Units, other than the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Units under the New York Securities Law and applicable federal securities laws, which filings and qualifications, if required, will be accomplished in a timely manner so as to comply with such qualification or exemption from qualification requirements.

     2.19 Nasdaq Listing Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq Small Cap Market and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq Small Cap Market, nor has the Company received, nor has it any reason to believe it will receive, any notification that the Commission or Nasdaq, Inc. is contemplating terminating such registration or listing.

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     2.20  Reporting  Status.  The  Company  has  filed in a timely  manner  all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement and such documents complied as to form in all material respects with the Commission's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

     2.21 Compliance with Nasdaq Requirements. The Company shall comply with all requirements of Nasdaq, Inc. with respect to the issuance of the Units.

     2.22 Eligibility to File Form S-3. The Company is currently eligible to register the resale of common stock in a secondary offering on a registration statement on Form S-3 under the Securities Act.

     3. Representations and Warranties of the Purchasers.

     The Purchasers, jointly and severally, represent and warrant to the Company as follows:

     3.1. Status.

     If the Purchasers are a corporation or other entity, each Purchaser is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to execute, deliver and perform its obligations under this Agreement. If the Purchasers are an individual, the Purchasers have legal capacity to execute, deliver and perform his or her obligations under this Agreement.

     3.2 Authority for Agreements.

     The Purchasers have the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Purchasers of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchasers and this Agreement constitutes the valid and legally binding obligation of the Purchasers, enforceable against the Purchasers in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

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

     3.3. No Conflicts.

     The execution, delivery and performance of this Agreement and the other instruments and agreements to be executed, delivered and performed by the Purchasers pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Purchasers do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws of the Purchasers (if the Purchasers are a corporation), any other organizational instrument (if the Purchasers are a legal entity other than a corporation) or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Purchasers are a party or by which the Purchasers may be bound.

     3.4. Investor Representations and Acknowledgments.

     (a) The Purchasers are acquiring the Units and underlying common stock for the Purchasers' own accounts for investment only and not as nominee or agent and not with a view to, or for sale in connection with, a distribution of the Units or its components and with no present intention of selling, transferring, granting a participation in or otherwise distributing, the Units or underlying common stock, all within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and any applicable state, securities or blue-sky laws.

     (b) The Purchasers are not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Units or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement.

     (c) The Purchasers acknowledges to the Company that:

          (i) The Company has advised the Purchasers that the Units and underlying common stock have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof contemplated by this Agreement is exempt from such registration;

          (ii) The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of the Purchasers' representations contained herein;

          (iii) The common stock cannot be resold without registration or an exemption under the Securities Act and such state securities laws, and that certificates representing the common stock will bear a restrictive legend to such effect;

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          (iv) The Purchasers  have evaluated the merits and risks of purchasing the Units, and has such knowledge and experience in financial and business matters that the Purchasers are capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the Units, and is able to bear the economic risk of purchasing the Units, including the possibility of a complete loss with respect thereto;

          (v) The Purchasers have had access to such information regarding the business and finances of the Company, including without limitation, the Private Placement Memorandum dated June 21, 2001 including exhibits, the Company's unaudited financial statements included in the Memorandum delivered by the Company to the Purchasers, and have been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company;

          (vi) All the information which is set forth with respect to the Purchasers in the Qualified Purchasers Questionnaire executed by the Purchasers, all of which are incorporated herein by this reference, and all of the Purchasers' representations and warranties set forth herein are correct and complete as of the date of this Agreement, shall be true and correct as of the closing of the transaction contemplated by this Agreement, shall survive such closing and if there should be any material change in such information prior to the sale to the Purchasers of the Units the Purchasers will immediately furnish such revised or corrected information to the Company; and

          (vii) Additional Representations and Warranties of Accredited Investors. The Purchasers, by initialing the applicable paragraph below (a) through (g) hereby represents and warrants that the Purchasers are each an "Accredited Investor", because the Purchasers comes within one or more of the enumerated categories. The Purchasers have reviewed the Investor Suitability Standards attached as Annex A hereto and confirms it is an "Accredited Investor" as indicated below. Place your initials in the space provided in the beginning of each applicable paragraph, thereby representing and warranting as to the applicability to the Purchasers of the initialed paragraph or paragraphs:

          [ ] (a) any individual Purchaser whose net worth, or joint net worth with that person's spouse at the time of his purchase, exceeds $1,000,000 (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

          [ ] (b) any individual Purchaser who had an income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects an income in excess of the same income level in the current year (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

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          [ ] (c) any  corporation  or  partnership  not formed for the specific purpose of making an investment in the Units, with total assets in excess of $5,000,000;

          [ ] (d) any trust, which is not formed for the specific purpose of investing in the Units, with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person, as such term is defined in Rule 506(b) of Regulation D under the Securities Act;

          [ ] (e) any ERISA Plan if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, insurance company, or registered investment adviser, or the Plan has total assets in excess of $5,000,000;

          [ ] (f) any entity in which all of the equity owners are Accredited Investors under paragraphs (a), (b) or (c) above or any other entity meeting required "Accredited Investor" standards under Rule 501 of Regulation D under the Securities Act and applicable State securities law criteria;

          [ ] (g) other (please explain)

     4. Registration of Restricted Stock.

     4.1 Required Registration.

     (a) After 90 days from closing, Purchaser can demand that the Company file a registration statement covering its shares included in the Units ("Shares"). Within 14 business days after demand the Company shall prepare and file a registration statement on Form S-3 under the Securities Act or other appropriate Form in the event Form S-3 is not available, covering the Shares and shall use commercially reasonable efforts to cause such registration statement to become effective as expeditiously as possible and to remain effective until the earliest to occur of (i) the date the Shares covered thereby have been sold,
(ii) the date by which all Shares covered thereby may be sold under Rule 144 without restriction as to volume and own less than 1% of outstanding shares, or
(iii) the date which is the 36-month anniversary of the closing date for the Units.

     (b) Following the effectiveness of a registration statement filed pursuant to this section, the Company may, at any time, suspend the effectiveness of such registration for up to thirty (30) days, as appropriate (a "Suspension Period"), by giving notice to the Purchasers of Units, if the board of directors shall have reasonably determined in good faith that the Company is required to disclose any material corporate development which disclosure may have a Material Adverse Effect on the Company. Notwithstanding the foregoing, no more than one Suspension Period may occur during any twelve-month period, unless approved by Purchasers. The Company shall use its best efforts to limit the duration and number of any Suspension Periods. The Purchasers of Units agree that, upon


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receipt of any notice from the Company of a Suspension Period, the Purchasers of
Units  shall  forthwith  discontinue   disposition  of  Units  covered  by  such
registration statement or prospectus until the Purchasers of Units (i) are advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) have received copies of a supplemental or amended prospectus, if applicable, and (iii) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus.

     (c) If the registration statement required to be filed pursuant to Section 4.1(a) has not been filed by the Company with the Commission by the 14th business day following the demand date or has not been declared effective by the Commission within 50 calendar days after the filing date (either event, a "Registration Default"), then following such Registration Default and until such Registration Default is cured by the Company filing such registration statement with the Commission and such registration statement being declared effective by the Commission (a "Registration Cure"), the Company shall pay to each Purchaser an amount (the "Default Payment") equal to the product of (x) one thirtieth of one percent of the purchase price of the shares acquired by such Purchaser on the Closing Date, multiplied by (y) the number of days which elapse between the date of the Registration Default and the date of the Registration Cure (the "Registration Default Period"). The Default Payment may be paid in either cash or additional shares of Common Stock, such form of payment to be determined at the election of the Company each 30 days during the Registration Default Period up to the 90th day following the date of the demand and thereafter to be determined at the election of the Purchasers each 30 days during the Registration Default Period, with the number of additional Shares calculated based upon the closing price of the Company's Common Stock on the Nasdaq Small Cap Market on the trading day immediately prior to the end of the period with respect to which such Default Payment relates. The Company and the Purchasers agree that the damages resulting from a Registration Default would be difficult or impossible to determine and that the Default Payment represents a reasonable approximation of the anticipated damages. Accordingly, the Purchasers agree that the receipt of the Default Payment shall be Purchasers' sole and exclusive remedy under this Agreement or otherwise for a Registration Default, and in no event shall the Company be liable for any lost profits, consequential, special, punitive or similar damages, no matter how identified, resulting from a Registration Default. Notwithstanding the foregoing, Purchaser shall be entitled to exercise the right to seek specific performance of the Company's obligations under the Agreement.

     4.2 Registration Procedures. When the Company effects the registration of the Units under the Securities Act pursuant to Section 4.1(a) hereof, the Company will, at its expense, as expeditiously as possible:

     (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file in accordance with Section 4.1(a), with the Commission a registration statement with respect to the Shares and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the period described herein, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period and such registration statement and prospectus accurate and complete for such period;

     (b) Furnish to the Purchasers of Shares participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Purchasers may reasonably request in order to facilitate the public offering of the Shares;

     (c) Use its best efforts to register or qualify the Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Purchasers may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

     (d) Notify the Purchasers participating in such registration, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

     (e) Notify such Purchasers promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

     (f) Prepare and file with the Commission, promptly upon the request of any such Purchasers, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Purchasers, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Shares by such Purchasers;

     (g) Cause to have  prepared and filed with the  Commission  such reports or
opinions  as  may  reasonably  be  requested  by  any   underwriter,   including
appropriate legal opinions and comfort letters, if applicable.

     (h) Prepare and promptly file with the Commission, and promptly notify such Purchasers of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

     (i) Advise such Purchasers, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     4.3 Expenses. With respect to any registration effected pursuant to Section
4.1 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company, provided, however, that the Purchasers of Shares shall bear their own legal fees in excess of $5,000 in the aggregate and their pro rata share of any underwriting discounts or commissions, if any.

     4.4 Indemnification.

     (a) The Company will indemnify and hold harmless each Purchaser of the Units which are included in a registration statement pursuant to the provisions of Section 4 hereof and any underwriter (as defined in the Securities Act) for such Purchaser, and any person who controls such Purchaser or such underwriter within the meaning of the Securities Act, and any officer, director, employee, agent, partner, member or affiliate of such Purchaser (for purposes of this Section 4.4(a), the "Indemnified Parties"), from and against, and will reimburse such Purchaser and each such Indemnified Party with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Purchaser or any such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon (i) violation of securities laws; (ii) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any breach of any representation, warranty, agreement or covenant of the Company contained herein; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with information furnished by such Purchaser or such Indemnified Party in writing specifically for use in the preparation thereof.

     (b) Each Purchaser of the Units which are included in a registration pursuant to the provisions of Section 4 hereof will indemnify and hold harmless the Company, and any Person who controls the Company within the meaning of the Securities Act, from and against, and will reimburse the Company and such controlling Persons with respect to, any and all losses, damages, liabilities, costs or expenses to which the Company or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made solely in reliance upon and in strict conformity with written information furnished by such Purchaser specifically for use in the preparation thereof; provided, however, that the liability of any Purchaser of Units pursuant to this subsection (b) shall be limited to an amount not to exceed the net proceeds received by such Purchaser pursuant to the registration statement which gives rise to such obligation to indemnify.

     (c) Promptly after receipt by a party indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 4.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 4.4 and shall not relieve the indemnifying party from liability under this Section 4.4 unless such indemnifying party is materially prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph
(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation and no settlement can have non-monetary remedies.

     (d) If the  indemnification  provided for in subsection  (a) or (b) of this
Section 4.4 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount any Purchaser of the Units shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount not to exceed the net proceeds received by such Purchaser pursuant to the registration statement which gives rise to such obligation to contribute. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

     4.5 Reporting Requirements Under the Exchange Act. The Company shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 4.5 are to enable the Purchaser of the Units to comply with the current public information requirement contained in paragraph (c) of Rule 144 should any such Purchaser ever wish to dispose of any of the Shares without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision).

     4.6 Stockholder Information. The Company may require each Purchaser of Units to furnish the Company such information with respect to such Purchaser and the distribution of its Shares as the Company may from time to time reasonably request in writing as shall be required by law or by the Commission in connection therewith.

     5. Further Assurances.

     At any time and from time to time after the date hereof, each party shall, without further consideration, execute and deliver to the other such other instruments or documents and shall take such other actions as the other may reasonably request to carry out the transactions contemplated by this Agreement.

     6. Miscellaneous.

     Any party may waive compliance by the other with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may not be modified or amended except in writing signed by both parties hereto. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, applicable to contracts made and to be performed in New York. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. This Agreement shall not be assignable by either party without the prior written consent of the other, such consent not to be unreasonably withheld. The rights and obligations contained in this Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, under the third party beneficiary doctrine or otherwise.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                 EXECUTION PAGE FOR SUBSCRIPTION BY INDIVIDUALS
            (not applicable to subscriptions by entities, Individual
                Retirement Accounts, Keogh Plans or ERISA Plans)

TOTAL SUBSCRIPTION AMOUNT $______________________.
[ ]  INDIVIDUAL OWNER                     [ ] CUSTODIAN UNDER
     (One signature required below)           Uniform Gifts to Minors Act
[ ]  JOINT TENANTS WITH RIGHT                ___________________________________
     OF SURVIVORSHIP                         (Insert applicable state)
     (All tenants must sign below)        [ ] (Custodian must sign below)
[ ]  TENANTS IN COMMON                       COMMUNITY PROPERTY
     (All tenants must sign below)           (Both spouses in community property
                                             states must sign below)
Print information as it is to appear on the Company records.

-------------------------------------   ----------------------------------------
Name of Subscriber)                         (Social Security or Taxpayer ID No.)


-------------------------------------

-------------------------------------   ----------------------------------------
(Home Address)                          (Home Telephone)


-------------------------------------

-------------------------------------   ----------------------------------------
(Business Address)                       (Business Telephone)

-------------------------------------   ----------------------------------------
(Name of Co-Subscriber)                  (Social Security or Taxpayer ID No.)


-------------------------------------


-------------------------------------   ----------------------------------------
(Home Address)                          (Home Telephone)


-------------------------------------


-------------------------------------   ----------------------------------------
Business Address)                        (Business Telephone)

                                  SIGNATURE(S)
                                  ------------
Dated:______________, 2001.

(1) By:                                 (2)  By:
    -----------------------------------     ------------------------------------
    Signature of Authorized Signatory       Signature of Authorized Co-Signatory

   -----------------------------------     -------------------------------------
   Print Name of Signatory and Title,      Print Name of Co-Signatory and Title,
           if applicable                             if applicable

ACCEPTED AND AGREED:
NETWOLVES CORPORATION
By:                                         Dated:                 , 2001.
    -----------------------------------     ------------------------------------
      Name:
      Title:

                        (ACKNOWLEDGMENT FOR INDIVIDUALS)


STATE OF            :
                    :    s:
COUNTY OF           :



On this _____________ day of ___________, 2001, before me, a notary public in and for the state and county aforesaid, personally appeared ___________________________, known to me to be the person(s) whose name(s) is
(are) subscribed to the foregoing Subscription Agreement and acknowledged that he, she or they executed the same.



                                              ----------------------------------
                                                      Notary Public

                   EXECUTION PAGE FOR SUBSCRIPTION BY ENTITIES

TOTAL SUBSCRIPTION AMOUNT $_______________.

[ ] EMPLOYMENT BENEFIT PLAN OR TRUST (including pension plan, profit sharing plan, other defined contribution plan and SEP)
[ ] IRA, IRA ROLLOVER OR KEOGH PLAN
[ ] TRUST (other than employee benefit trust)
[ ] CORPORATION (Please include certified corporate resolution authorizing signature)
[ ] PARTNERSHIP
[ ] OTHER _____________________________

Print information as it is to appear on the Company records.

________________________________  ________________________________________

(Name of Subscriber)              (Taxpayer ID Number)

________________________________  ________________________________________
                                  (Plan number, if applicable)

________________________________  ________________________________________
   (Address)                      (Telephone Number)

__________________________________________________________________________
Name and Taxpayer ID number of sponsor, if applicable

     The undersigned trustee, partner, corporate officer or fiduciary certifies that he or she has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Subscription Agreement on behalf of the entity and to make the representations, warranties and agreements made herein on their behalf and that investment in the Units has been affirmatively authorized by the governing board or body of such entity and is not prohibited by law or the governing documents of the entity.

                                  SIGNATURE(S)

Dated: 7/10, 2001
By:/S/____________________________ By:__________________________________________
 Signature of Authorized Signatory Signature of Required Authorized Co-Signatory

 _________________________________ _____________________________________________
 Print Name of Signatory           Print Name of Required Co-Signatory

 _________________________________ _____________________________________________
 Print Name of Signatory           Print Title of Required Co-Signatory

ACCEPTED AND AGREED:
NETWOLVES CORPORATION
By:/S/                                   Dated: July 9, 2001
  Name:
  Title:

                          (ACKNOWLEDGMENT FOR ENTITIES)

STATE OF      :
              : ss:
COUNTY OF     :

     On this ___________ day of _______, 2001, before me personally came _____________________ known to me, who, being by me duly sworn, did depose and say that he or she is the __________ of ___________________________________, the
entity described in and which executed the foregoing Subscription Agreement; that is was so affirmatively authorized by the governing board or body of such entity; and that he or she signed his or her name thereto by like order.


                                                Notary Public

                                     Annex A

                         INVESTOR SUITABILITY STANDARDS

     A purchase of the Units involves a high degree of risk and is suitable only for persons of substantial financial means who have no need for liquidity in their investments. The offer, offer for sale, and sale of the securities are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Regulation D promulgated thereunder ("Regulation D"), and are intended to be exempt from the requirements of applicable state securities laws.

     The  Units  are  being  offered  and sold  only to up to  thirty-five  (35)
"non-accredited investors" and to "accredited investors," as those terms are defined in Regulation D.

     Regulation D defines an "accredited investor" as follows:

     (1) Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is or either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose or acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

     (8) Any entity in which all of the equity owners are accredited investors.